Exhibit 99

FOR IMMEDIATE RELEASE

Contact:	Robert F. Mangano	William H. Placke
	President and Chief Executive Officer	President and Chief Executive Officer
	1ST Constitution Bancorp	New Jersey Community Bank
	(609) 655-4500	(732) 431-2265

1ST CONSTITUTION BANCORP AND NEW JERSEY COMMUNITY BANK FIX STOCK EXCHANGE RATIO FOR STOCK PORTION OF MERGER CONSIDERATION

CRANBURY, N.J. – February 26, 2018 – 1ST Constitution Bancorp (Nasdaq: FCCY) (“1ST Constitution”), parent company of 1ST Constitution Bank, and New Jersey Community Bank (OTC PINK: NJCB) (“NJCB”) announced that in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of November 6, 2017, by and among 1ST Constitution, 1ST Constitution Bank and NJCB (the “Merger Agreement”), the stock exchange ratio is fixed at 0.1309 of a share of common stock of 1ST Constitution for each share of common stock of NJCB, subject to the payment of cash in lieu of fractional shares, based on the average closing price of $19.25 for a share of 1ST Constitution common price during the measurement period specified in the Merger Agreement.  The cash portion of the merger consideration consisting of $1.60 for each share of common stock of NJCB, subject to $0.21 being placed in escrow in accordance with the terms and conditions of the Merger Agreement, remains unchanged.  The closing of the merger contemplated by the Merger Agreement (the “Merger”) remains subject to a number of conditions, including the approval by the NJCB shareholders at a special meeting of shareholders scheduled to be held on March 22, 2018.  The closing of the Merger is anticipated to take place during the second quarter of 2018.

About 1ST Constitution Bancorp

1ST Constitution Bancorp, through its primary subsidiary, 1ST Constitution Bank, has approximately $1.1 billion of assets and operates 18 branch banking offices in Cranbury (2), Fort Lee, Hamilton, Hightstown, Hillsborough, Hopewell, Jamesburg, Lawrenceville, Perth Amboy, Plainsboro, Rocky Hill, Princeton, Rumson, Fair Haven, Shrewsbury, Little Silver and Asbury Park, New Jersey.

1ST Constitution Bancorp is traded on the Nasdaq Global Market under the trading symbol “FCCY” and information about 1ST Constitution Bancorp can be accessed through the Internet at www.1STCONSTITUTION.com

About New Jersey Community Bank

New Jersey Community Bank is a state-chartered commercial bank headquartered in Freehold, New Jersey.  New Jersey Community Bank opened for business in July 2008 and operates two full-service banking offices in Monmouth County, New Jersey.  New Jersey Community Bank provides traditional commercial and retail banking services to small businesses and consumers.

NJCB is traded over the counter under the symbol “NJCB” and information about NJCB can be accessed at www.njcbk.com.

No Offer or Solicitation

On November 6, 2017, the 1st Constitution Bancorp and its wholly-owned subsidiary, 1st Constitution Bank, entered into an Agreement and Plan of Merger with NJCB providing for the merger of NJCB with and into the Bank, with the Bank as the surviving entity. The material terms of the Merger Agreement and the Merger were disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 7, 2017.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this press release, including statements as to the expected timing, completion and effects of the Merger, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Commission.  Such forward-looking statements include, but are not limited to, statements about the benefits of the Merger, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions.  Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue influence on these forward-looking statements, which are based upon the current beliefs and expectations of the management of 1ST Constitution and NJCB.  These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the risk that NJCB’s shareholders may not adopt the Merger Agreement; (3) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner; (5) material adverse changes in 1ST Constitution’s or NJCB’s operations or earnings; and (6) potential litigation in connection with the Merger.  There are important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in 1ST Constitution’s Annual Report on Form 10-K, which was filed with the Commission on March 16, 2017.  Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability.

1ST Constitution undertakes no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the Merger, 1ST Constitution has filed with the Commission a registration statement on Form S-4, which includes a preliminary prospectus of 1ST Constitution and a preliminary proxy statement of NJCB (the “Proxy Statement-Prospectus”).  The registration statement on Form S-4 was declared effective on February 15, 2018 by the Commission.  The Proxy Statement-Prospectus, in definitive form, has been mailed to the shareholders of NJCB.  1ST Constitution may file other documents with the Commission regarding the Merger.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement, the definitive Proxy Statement-Prospectus, and other documents containing information about 1ST Constitution at the Commission’s website at www.sec.gov.  Copies of these documents may also be obtained from 1ST Constitution by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Certain Information Regarding Participants

1ST Constitution, NJCB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from NJCB’s shareholders in respect of the Merger.  Information regarding the directors and executive officers of 1ST Constitution may be found in its definitive proxy statement relating to its 2017 Annual Meeting of Shareholders, which was filed with the Commission on April 24, 2017 and can be obtained free of charge from the Commission’s website at www.sec.gov or from 1ST Constitution by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.  Information regarding the directors and executive officers of NJCB may be found in its proxy statement relating to its 2017 Annual Meeting of Shareholders, which can be obtained free of charge from NJCB by directing a request to William H. Placke, President and Chief Executive Officer, New Jersey Community Bank, at 3441 U.S. Highway 9, Freehold, New Jersey 07728, telephone (732) 431-2265.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive Proxy Statement-Prospectus and in other relevant materials to be filed with the Commission.

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